Equitable Financial Life Insurance Company

Supplement Dated December 23, 2025, to the variable annuity prospectuses and modern alternative disclosure document for:

•	EQUI-VEST® At Retirement (For contracts issued on or after July 20, 2009)
•	At RetirementSM (For contracts issued on or after July 20, 2009)

This Supplement modifies certain information in the most recent prospectuses and modern alternative disclosure notices for variable annuity contracts and in any notice and supplements to those prospectuses and modern alternative disclosure notices (collectively, the “Prospectuses” listed in this Supplement). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Special terms not defined in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request.

Effective on or about January 9, 2026, the EQ/AB Short Duration Government Bond and EQ/Equity 500 Index variable investment option(s) (the “Variable Investment Option(s)) will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through transfer or contributions) to those investment option(s) after January 9, 2026.

If you have any amount in the Variable Investment Option(s), you may generally do the following (subject to the terms and conditions contained in the Prospectuses):

•	transfer amounts out of the Variable Investment Option into other investment options;
•	withdraw amounts from the Variable Investment Option; and
•	maintain your current investment in the Variable Investment Option.

Please note: If you have given us allocation instructions for contributions or scheduled/recurring rebalancing instructions directing us to invest in the Variable Investment Option(s), you need to provide us with new instructions for amounts that would have otherwise gone into that Variable Investment Option.

You may make transfers and/or amend allocation instructions via your telephone operated program support (“TOPS”); and/or your Equitable Client portal account by visiting our website at: www.equitable.com.

Upon request we will send you a copy of the prospectus, statement of additional information and supplement(s), if available, free of charge by contacting our customer service group at (800) 628-6673; by writing to us at: P.O. Box 1430, Charlotte, NC 28201-1430 or by visiting our website at: www.equitable.com.

EV @ Retirement (04)(06) and	Catalog No. 800274
At Retirement (NY) post 7/20/2009 contracts	(#17428)